Exhibit 99.1

                                [GRAPHIC OMITTED]

                            SELIGMAN NEW TECHNOLOGIES
                                     FUND II

                               Quarterly Booklet

                                 DECEMBER 2003

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Seligman New Technologies Fund II is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.

The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please consult the offering prospectus.

Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      I.    PORTFOLIO MANAGER COMMENTARY

      II.   TOP PRIVATE HOLDINGS PROFILES

      III.  PERFORMANCE AND PORTFOLIO ANALYSIS

      IV.   INVESTMENT GROUP


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

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                               PORTFOLIO MANAGER
                                   COMMENTARY

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Manager Commentary
      --------------------------------------------------------------------------

      Public Technology Market Analysis

      A modest economic recovery that should drive capital expenditure increases in the US leaves us cautiously optimistic about the technology spending recovery in 2004. We believe that now more than ever, technology spending is closely tied to general capital spending by corporations. We estimate that 40% of the capital expenditure budgets of US corporations go into technology spending, up from around 20% or so 15 years ago. That 20% increase drove much of the growth in the technology markets. We believe the next potential 20% increase will take a lot longer to happen: in other words, growth will be harder won in technology in the years to come.

      Near-term, we are cautious because we don't see any strong growth drivers over the next 12 months. So far, the economic recovery has been driven largely by consumers and small- to mid-sized companies. For the most part, larger corporations have yet to come back to the spending party. In recent meetings with CIOs and industry analysts, however, we are beginning to see evidence now that larger companies are hovering around the door and plan to increase spending in 2004.

      In past strong technology cycles, we saw big drivers, most dramatically the Internet driven surge in hardware and software spending in the late 90s. Other examples are Y2K driving hardware and software replacement cycles; new PC operating systems (such as the shift from DOS to Windows) driving a major upgrade of desktop PCs and operating systems and applications; and the shift from analog cell phones to digital cell phones. In 2004, we see nothing of that magnitude. We do see some important underlying trends, however, that we will be watching closely as the year progresses -- trends that we believe could turn into strong drivers in 2005. This includes an increase in consumer broadband penetration, which has the potential to soak up the excess data capacity we have in the wide area network and to drive more spending on IP based telecom equipment over time.

      Mobile computing is another promising area. We're already seeing signs that Intel, with its new Pentium M processor, is starting to re-invigorate the PC market. The digital cellular handset market, with color screens, camera phones, and the rollout of next generation services, also has the potential to drive growth. We're watching IT security software quite closely as well. Although it's a small part of overall IT budgets, we expect that it's going to continue to expand over time as threats to networks grow and security consciousness increases.

      And finally we're watching web services quite closely. This is the technology that facilitates better communicates between disparate applications, for example between one vendor's CRM software and another's ERP software. And similarly between enterprises, such as streamlining data communications between suppliers, manufacturers, and distributors.



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SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Private Technology Market Analysis

      The last half of 2003 saw the economy and financial markets improve greatly, and we join the consensus in believing that we are entering a healthy growth phase. While as long-term investors we find this heartening, the near-term picture for private technology investing remains clouded. We believe recovery in the private sector will be delayed for some time, primarily because of a significant overhang of capital that has been committed to private investments by institutional investors but not yet invested by venture firms.

      The overhang threatens to depress venture investment returns, while, a the same time, it compels venture firms to invest in new or existing portfolio companies that, in a more normal investing environment, might be allowed to go out of business. The pressing need to put this committed capital to work also tends to drive up valuations for the strongest private companies, often to levels where it is difficult to envision a return commensurate with the risks.

      Despite this overhang, many venture investors have indicated that they will be raising new funds in 2004. This is troubling because any significant influx of new committed capital may slow or even a reverse a reduction in the current overhang, a reduction we believe is paramount to the industry's recovery.

      You may ask, given the uncertainties facing private companies and venture capital investment, why are firms raising new funds? It comes down to supply and demand. On the supply side, many venture firms have postponed fundraising for the last year or two, waiting for economic conditions to improve. Some of these firms now feel they have waited long enough. On the demand side, institutions' portfolios have grown thanks to the public market's recent performance. This means that the fixed percentages they must allocate to private equity investments have grown as well, putting more dollars into the venture pipeline. Some institutions, believing that the worst is over in venture capital, are even increasing their private equity percentage allocations. Whatever the underlying cause, we think it is probable that the industry's stubborn overhang could maintain its size or even grow in 2004.

      For the current portfolio companies in Seligman New Technologies Fund II, this situation has both positive and negative implications. Positive because funds for follow-on rounds of investing could be easier to raise, if needed. Negative because weak competitors could keep attracting just enough funding to make life difficult for everyone else.

      In regard to new investments, we continue to be wary of overcrowded sectors, unduly optimistic projections, and inflated valuations. As we continue to watch developments in the venture industry and in our current private portfolio companies closely, we are taking advantage of our flexibility to allocate funds to better-performing public technology companies.

      Venture Capital Pricing Policy

      J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.


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

--------------------------------------------------------------------------------

                                  TOP PRIVATE
                               HOLDINGS PROFILES

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Top 10 Private Holdings (as of 12/31/03)
      --------------------------------------------------------------------------

                                  ----------------------------------------------
                                  Headquarters: Herndon, VA
      TruSecure Corp.             Founded: 1989
      --------------------------- www.trusecure.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

      Company Description:

            TruSecure helps organizations ensure the security of critical business information assets.

            TruSecure is a security intelligence and services provider, offering enterprise risk management services. TruSecure's blend of proactive risk reduction with real-time security management, monitoring and response helps assure continuous security of critical business information assets.

            TruSecure assists more than 700 customer sites in over 30 countries around the world with operations in North America, Central America, Europe, and Asia Pacific. TruSecure provides a comprehensive suite of services - Security Assurances Services, Enhanced Services, and Managed Security Services - that help organizations pragmatically manage risk. Their methodology combines a comprehensive framework that intelligently integrates proactive risk reduction strategies with real-time security management technologies.

                                  ----------------------------------------------
                                  Headquarters: Lexington, MA
      MarketSoft Corporation      Founded: 1998
      --------------------------- www.marketsoft.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

      Company Description:

            MarketSoft provides solutions that potentially drive new sources of revenue by connecting marketing activity with sales results. MarketSoft offers vertical industry solutions to help companies better acquire, cross sell, and retain customers. These solutions are built on an innovative distributed architecture specifically designed for the extended enterprise and an award-winning product platform that potentially increases marketing effectiveness, reduces operating costs, accelerates revenue conversion, and improves visibility across organizational boundaries.

            MarketSoft facilitates potential revenue growth by organizing and automating the business processes between Marketing, Customer Service, Sales, business lines and delivery channels according to each of their customer's business rules.

            MarketSoft's acquisition, cross sell and retention solutions are built upon a Demand More Revenue(TM) suite and powered by their distributed rules engine platform.

            MarketSoft clients employ the DemandMore*Revenue(TM) suite as a complete revenue process management solution for customer acquisition, cross sell, and retention.

            MarketSoft has over 45 Fortune 1000 clients largely from Financial Services and High Tech. Ten of their customers are repeat buyers. Six have purchased three or more solutions from MarketSoft.

                                  ----------------------------------------------
                                  Headquarters: London, United Kingdom
      far blue PLC                Founded: 2000
      --------------------------- www.farblue.com
                                  Industry/Sector: Fund of Funds
                                  ----------------------------------------------

      Company Description:

            far blue is an Advisory and Investment boutique focusing on growth companies or companies with strong intellectual property.

            Advisory

            Corporate Finance: far blue's track record in raising capital for clients has included mandates from GBP(pound)1 million to over GBP(pound)20 million across a range of sectors including technology, consumer electronics, medical devices and software. They also advise on IPO, M&A and other exit strategies.

            Research and Due Diligence: far blue completes commercial and technical due diligence on behalf of investors based on its experience of building, running and selling international companies. Due diligence can be completed around a new or existing investment.

            Intellectual Property Management & Exploitation: far blue advises both small companies and multi-nationals in the management and exploitation of their intellectual property portfolios including patents, copyright, trademarks and know-how.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SELIGMAN NEW TECHNOLOGIES FUND II
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            Business solutions: far blue provides a range of other services.
            They help companies develop robust strategies as well as prepare investor ready business plans and provide startup and interim management as well as turnaround support.

            Investment/Venture Capital

            Founded in 2000, far blue has invested over GBP(pound)4 million in early stage companies, led investment rounds of over GBP(pound)20 million and advised on both equity and debt transactions valued at over GBP(pound)30 million.

            far blue develops intellectual property rights and builds companies and industrial groups around those rights and new business models. They look to establish or acquire companies with certain core areas of expertise including data storage and data networking, that they can build and grow, either organically or through acquisition. They also create their own companies around intellectual property far blue either owns or acquires.

                                  ----------------------------------------------
                                  Headquarters: Fort Lauderdale, FL
      GMP Companies, Inc.         Founded: 1999
      --------------------------- www.gmpcompanies.com
                                  Industry/Sector: Other - Medical Technologies
                                  ----------------------------------------------

      Company Description:

            GMP Companies, Inc. is a global healthcare company that seeks to acquire, develop and commercialize medical technologies. These technologies are typically licensed from academic medical centers, individual inventors, research institutions and partner companies. Through the Company's two areas of focus, medical technology and biotechnology, it is developing and commercializing various medical products relating to the treatment and care of patients with medical conditions including diabetes, glaucoma, genetic diseases, cardiovascular diseases, cancer, immunologic diseases and neurologic disorders.

            The Company has established a fully integrated infrastructure that offers each business unit a direct connection to resources and expertise that spans medicine, science, engineering, law, business and more. The Company's approach reduces the organizational, administrative and financial burdens on individual business units, freeing innovators to concentrate on their research activities. Using a "research bench to patient" approach attempts to ensure that every aspect of the process is shepherded by experts in each functional area, which the Company believes increases the probability of success.

                                  ----------------------------------------------
                                  Headquarters: San Mateo, CA
      Vividence Corporation       Founded: 1998
      --------------------------  www.vividence.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

      Company Description:

            Vividence is a provider of customer experience market research. Leveraging proprietary technology and comprehensive research panels, Vividence attempts to capture a complete picture of users' behaviors, thoughts and attitudes online. Their custom research provides insights and recommendations for businesses acquiring, converting, or serving customers through the web. Their vertical-focused, syndicated research provides comparative data on industry trends and best practices.

            Vividence's customer experience evaluation methodology intercepts live users or sends actual or target customers to any Web site. Participation takes place in the users' natural environment. Panelists use the Vividence Connector and Internet Explorer browser to accomplish specific tasks on the site(s), answering questions and offering spontaneous qualitative feedback. Vividence collects qualitative, quantitative and behavioral data and delivers performance metrics via CustomerScope(TM), a web-based reporting and analysis tool.

            Vividence technology can be used to evaluate a client's beta or live site - or a competitor's live site - all without IT involvement or software installations. Clients can use Vividence tools directly or leverage custom or syndicated research programs. A typical custom evaluation includes a sample of 200 to 800 users, consisting of either a client's actual customers or target members of the 160,000-person Vividence Research Panel. Vividence consultants interpret site performance metrics, making recommendations for high-impact improvements. A typical syndicated study spans multiple websites, gathering feedback from thousands of users to draw robust industry conclusions.

            More than 250 customers, and more than 100 of the Fortune 1000 use Vividence.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

                                             -----------------------------------
                                             Headquarters: San Jose, CA
      Nextest Systems Corp.                  Founded: 1997
      -------------------------------------  www.nextest.com
                                             Industry/Sector: Other
                                             -----------------------------------

      Company Description:

            Nextest Systems Corporation is a low-cost provider in the design and manufacturing of Automatic Test Equipment for non-volatile memory, micro-controllers, ASIC and system-on-a-chip semiconductors. The Company's products address the growing demand for increased speeds, reliability, functionality and capacity, while reducing time to market and the cost of test. Nextest has over 900 systems installed worldwide with over fifty customers.

            Nextest Systems' research and development, marketing, worldwide sales, customer support, and manufacturing are located in San Jose, California, at the heart of the Silicon Valley. The Company addresses its customer base with a combination of direct sales efforts augmented by use of manufacturer's representatives. Manufacturing is extensively subcontracted to outside suppliers, providing Nextest with the production capacity and flexibility to handle customer requirements.

                                             -----------------------------------
      Asia Internet Capital Ventures, L.P.   Headquarters: Hong Kong, China
      -------------------------------------  Founded: 1999
                                             Industry/Sector: Fund of Funds
                                             -----------------------------------

      Company Description:

            Asia Internet Capital Ventures L.P. ("AICV") is a venture capital fund organized under Delaware law. It was established in September 1999 and is focused on eLogistics, Multimedia, Technology and financial services in Asia. Professionals at the company believe that the future of the Greater China Region (China, Taiwan and Hong
            Kong) will be positive, especially taking into account the long-term growth opportunities associated with China's entry to the WTO. Its joint venture partners are Shanghai Municipal Governments' Venture Capital subsidiary and Fudau University.

                                             -----------------------------------
                                             Headquarters: Sunnyvale, CA
      Blue Pumpkin Software, Inc.            Founded: 1997
      -------------------------------------  www.bluepumpkin.com
                                             Industry/Sector: Digital Enabling
                                                              Technologies
                                             -----------------------------------

      Company Description:

            Blue Pumpkin offers workforce optimization solutions. The integrated Blue Pumpkin Workforce Optimization Suite enables companies to establish measurable goals, develop long-term staffing plans, deploy resources, manage employee performance, evaluate the results, and implement on-going improvements. Addressing a broad range of key business challenges with both technology and professional services, the Company seeks to help their customers achieve higher profitability, increased customer satisfaction, and improved employee productivity.

            Founded in 1997 and rated on the 2002 Inc 500 list as the fifth fastest-growing private company in America, Blue Pumpkin solutions continue to deliver proven value and high ROI to more than 1,000 organizations worldwide. Their customers include many Global 2000 companies from several market sectors including financial services, outsourcers, communications, travel, technology, manufacturing, consumer goods, utilities, healthcare, and government.

                                             -----------------------------------
                                             Headquarters: Kanata, Ontario,
                                                           Canada
      Catena Networks, Inc.                  Founded: 1998
      -------------------------------------  www.catena.com
                                             Industry/Sector: Broadband and
                                                              Fiber Optics
                                             -----------------------------------

      Company Description:

            The Company builds integrated broadband access systems that enable service providers to deploy voice, data and video services - over both copper and fiber infrastructures - and migrate to packet-based architectures. These solutions include the Catena CNX-5 Broadband DSL System, the Catena CN1000 Broadband Loop Carrier, and the Catena CN1000FX Fiber-to-the-X solution suite.

            Catena's customers are incumbent local exchange carriers (ILECs) and independent operating companies (IOCs) in North America; Postal Telephone and Telegraph operators (PTTs) internationally; and other service providers worldwide that want to deliver voice and broadband services over copper and fiber infrastructures.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

                                             -----------------------------------
                                             Headquarters: Newton Center, MA
      GrandBanks Capital                     Founded: 2000
      -------------------------------------  www.grandbankscapital.com
                                             Industry/Sector: Fund of Funds
                                             -----------------------------------

      Company Description:

            GrandBanks Capital (GBC) was co-founded and sponsored by SOFTBANK Corp. and Mobius Venture Capital (formerly SOFTBANK Venture Capital) to support their early-stage investment activities on the east coast of the United States. With headquarters outside Boston and an office in New York City, GBC possesses extensive experience in information technology, Internet and communications, media and financial services, and semiconductor technologies, having funded and managed many companies.

            GrandBanks Capital invests in early stage companies located primarily in the eastern part of the United States and operating principally in the areas of Internet infrastructure, software and software services, security and storage applications, media technologies and services, financial technologies and services, and wireless technologies and services.


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

--------------------------------------------------------------------------------

                                PERFORMANCE AND
                               PORTFOLIO ANALYSIS

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Performance & Portfolio Analysis (12/31/03)
      --------------------------------------------------------------------------

      ------------------------
      New Technologies Fund II Inception Date: 06/22/2000
      --------------------------------------------------------------------------

      -----------------
      Portfolio Returns
      -----------------

                                                                    Goldman        Goldman
                                                      Fund           Sachs          Sachs
                                                   Performance     Tech Index  Blended Index(1)
      =========================================================================================
      Cumulative Total Return Since Inception         -80.2%         -61.8%         -68.6%
      -----------------------------------------------------------------------------------------
      Average Annual Return Since Inception           -36.8%         -23.9%         -28.0%
      -----------------------------------------------------------------------------------------
      One Year Total Return                            40.9%          54.2%          83.2%
      -----------------------------------------------------------------------------------------
      YTD Total Return                                 40.9%          54.2%          83.2%
      -----------------------------------------------------------------------------------------

      --------------------------
      Sector Analysis (% of NAV)
      --------------------------

                                                      Public        Private          Total
      ====================================================================================
      Broadband and Fiber Optics                        0.8%           1.8%           2.6%
      ------------------------------------------------------------------------------------
      Digital Enabling Technologies                     7.2%          13.3%          20.5%
      ------------------------------------------------------------------------------------
      Enterprise Business Infrastructure               24.4%           0.9%          25.3%
      ------------------------------------------------------------------------------------
      Internet Business-to-Consumer                     4.9%           0.0%           4.9%
      ------------------------------------------------------------------------------------
      Wireless                                          1.8%           0.5%           2.3%
      ------------------------------------------------------------------------------------
      Other                                            36.9%           7.5%          44.4%
      ====================================================================================
      Total                                            76.0%          24.0%         100.0%
      ====================================================================================

      Top Holdings
      --------------------------------------------------------------------------

      ----------------------
      Top 10 Public Holdings
      ----------------------

      (Represents 23.1% of Net Assets)
      ==========================================================================
      Synopsys
      --------------------------------------------------------------------------
      Computer Associates International
      --------------------------------------------------------------------------
      Symantec
      --------------------------------------------------------------------------
      Amdocs
      --------------------------------------------------------------------------
      Microsoft
      --------------------------------------------------------------------------
      Affiliated Computer Services
      --------------------------------------------------------------------------
      Advanced Micro Devices
      --------------------------------------------------------------------------
      Symbol Technologies
      --------------------------------------------------------------------------
      Laboratory Corporation of America Holdings
      --------------------------------------------------------------------------
      Becton, Dickinson
      --------------------------------------------------------------------------

      -----------------------
      Top 10 Private Holdings
      --------------------------------------------------------------------------

      (Represents 21.4% of Net Assets)
      ==========================================================================
      TruSecure
      --------------------------------------------------------------------------
      MarketSoft
      --------------------------------------------------------------------------
      far blue
      --------------------------------------------------------------------------
      GMP Companies
      --------------------------------------------------------------------------
      Vividence
      --------------------------------------------------------------------------
      Nextest Systems
      --------------------------------------------------------------------------
      Asia Internet Capital Ventures
      --------------------------------------------------------------------------
      Blue Pumpkin Software
      --------------------------------------------------------------------------
      Catena Networks
      --------------------------------------------------------------------------
      GrandBanks Capital
      --------------------------------------------------------------------------

      ----------------------------------------------
      Venture Capital Advance/Decline Information(2)
      ----------------------------------------------

      Since 9/30/03                                                     # of Cos
      --------------------------------------------------------------------------
      Advancing Issues                                                         9

      Declining Issues                                                         7
      --------------------------------------------------------------------------

      ==========================================================================
      Active Investments(3)                                                   29
      ==========================================================================

      --------------------------------
      Venture Capital Liquidity Events
      --------------------------------

      Completed IPOs Since Inception                                           2
      --------------------------------------------------------------------------
      Companies Acquired by
      Third Party Since Inception                                              7
      --------------------------------------------------------------------------
      Companies Currently in
      SEC Registration                                                         0
      --------------------------------------------------------------------------
      Total Private Investments
      Since Inception                                                         44
      --------------------------------------------------------------------------

      ==========================================================================
      Failed Investments(4)                                                   12
      ==========================================================================

      ----------------------------------------
      Venture Capital Private Funding Analysis
      ----------------------------------------

                                                           Percent of Net Assets
      --------------------------------------------------------------------------
      Private Securities                                           24.0%
         Private Securities Funded to Break-Even(5)                20.5%
         Private Securities Subject to Financing Risk(6)            3.5%
      --------------------------------------------------------------------------
      Average Months Remaining Cash for Operations
      (for Private Securities Subject to Financing Risk)            7.8
      --------------------------------------------------------------------------

See footnotes on page 13. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 13 of this Quarterly Booklet.


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SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

      Footnotes
      --------------------------------------------------------------------------

      Past performance is no guarantee of future results.

      The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis.

      Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value and with the effect of the initial 5.2% maximum sales charge. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. In addition, an investment in the Fund involves investment risks, including the possible loss of principal.

      For more information, including a prospectus that contains information about fees, expenses and risks, please contact your financial advisor.

      The Fund is actively managed and its respective holdings are subject to change.

      The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's Private Placing Memorandum for more information about risk.

      Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

      (1) The Goldman Sachs "Blended" Index is an index created by J. & W. Seligman & Co. Incorporated ("Seligman"), the Funds' manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Funds primarily invest. The Funds' holdings, however, are not evenly weighted among these four sectors, and the weightings of the holdings of either or both Funds may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Funds are actively managed and their holdings are subject to change.

      (2) An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

      (3) Includes companies that are funded to break-even (see footnote 5), not funded to break-even (see footnote 6), failed investments that have not declared bankruptcy (see footnote 4), fund of fund investments, and public holdings originated from private investments.

      (4) Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

      (5) Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach break-even/profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

      (6) Those companies that, in the opinion of the Seligman, do not currently have sufficient capital to reach break-even.

      This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Fund is closed to new investment. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.


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

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                                INVESTMENT GROUP

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SELIGMAN NEW TECHNOLOGIES FUND II
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      Thomas Hirschfeld

      Managing Director (New York)

      Joined Seligman: 2001

      Investment Experience: 15 years

      Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II. Heads Seligman's Venture Capital effort.

      Prior Experience:

      General Partner, Patricof & Co. Ventures. Vice President, Investment Banking at Salomon Brothers. Assistant to the Mayor of New York City.

      Education:

      BA (Classics) - Harvard; MA (Economics, Politics) - Oxford

      Private Industry Coverage:

      Software (Mainframe/ Platform/ Utilities, Applications/ Security)

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      Richard M. Parower, CFA

      Senior Vice President (New York)

      Joined Seligman: 2000

      Investment/Industry Experience: 10 years

      Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II. Also co-manages Seligman Global Technology Fund.

      Prior Experience:

      Senior Analyst covering Global IT at Citibank Global Asset Management. Senior Analyst with Montgomery Asset Management. Securities Analyst with GT Capital Management and Cowen Asset Management.

      Education:

      BA (Economics) - Washington University; MBA (Finance/International Business) - Columbia

      Public Industry Coverage:

      Software (Applications & Security), Technology Services

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      Greg Cote

      Vice President/ CFO - Venture Capital Investments (California)

      Joined Seligman: 1999

      Investment Experience: 12 years

      Prior Experience:

      Vice President, Venture Bank (div. of PNC). High-tech loan group, Comerica. CFO, Microsystems Development Corp.

      Education:

      BS (Economics) - University of Michigan; MBA (Marketing) summa cum laude - UCLA

      Private Industry Coverage:

      Software, Wireless

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      Vishal Saluja

      Managing Director (California)

      Joined Seligman: 2000

      Investment/Industry Experience: 12 years

      Prior Experience:

      Vice President, focusing on late-stage venture capital technology investments, Franklin Templeton Group. Engagement Manager focusing on financial services industry at McKinsey & Co.

      Education:

      BS (Finance) summa cum laude / BAS (Applied Science) - University of Pennsylvania/Wharton and School of Engineering; MBA - Stanford

      Private Industry Coverage:

      Networking, Wireline Equipment

      Public Industry Coverage:

      Electronic Design Software, Semiconductors (Communications ICs), Medical Devices, Diagnostics, Life Science Tools


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SELIGMAN NEW TECHNOLOGIES FUND II
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      Ajay Diwan

      Senior Vice President (California)

      Joined Seligman: 2001

      Investment Experience: 14 years

      Prior Experience:

      Senior analyst covering data networking, optical, and wireless industries at Goldman Sachs; analyst covering data networking at PaineWebber.

      Education:

      BS (Electrical Engineering and Applied Physics) - Case Western Reserve; MBA (Finance) - Columbia

      Private Industry Coverage:

      Networking, Wireline Equipment, Data Storage

      Public Industry Coverage:

      Networking, Wireless and Wireline Equipment, Data Storage, IT Services/ Data Processing

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      Lauren Wu

      Vice President (California)

      Joined Seligman: 2001

      Investment Experience:

      6 years

      Prior Experience:

      Associate, Wasserstein Ventures. Associate, Financial Sponsors Investment Banking at Merrill Lynch. Business Analyst at McKinsey & Co.

      Education:

      BS (Industrial Engineering Wilson Medal Scholar) - University of Toronto; MBA (Financial Management) - MIT/Sloan

      Private Industry Coverage:

      Generalist

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      Sangeeth Peruri

      Vice President (California)

      Joined Seligman: 2000

      Investment Experience: 4 years

      Prior Experience:

      Analyst, Technology Investment Banking group at Morgan Stanley.

      Education:

      BA (Economics) Phi Beta Kappa - Brown. Rotary Scholarship, Henry Martyn Institute in Hyderabad, India.

      Private Industry Coverage:

      Semiconductors, Computers and Peripherals, Networking, Wireline Equipment

      Public Industry Coverage:

      Semiconductors, Connectors, Electronic Distribution, Contract Manufacturing Services


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